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                                                                   EXHIBIT 10.30

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                       EDUCATIONAL DEVELOPMENT CORPORATION

TO THE SECRETARY OF STATE OF THE STATE OF DELAWARE:

         The undersigned Delaware corporation, for the purpose of amending its Restated Certificate of Incorporation as filed on April 29, 1968, and lastly amended on March 25, 1996, as provided by Section 242 of the General Corporation Law of the State of Delaware, hereby certifies:

         1.       That the name of the Corporation is:

                       EDUCATIONAL DEVELOPMENT CORPORATION

         2. The date of filing of its original Certificate of Incorporation with the Secretary of State was August 23, 1965, which was restated and amended on April 29, 1968, and subsequently amended June 24, 1968, August 29, 1977, December 8, 1986, and March 25, 1996.

         3. That Article Fourth is hereby amended to read in its entirety as follows:

                           "FOURTH: The aggregate number of shares of all classes of stock which the corporation shall have authority to issue is 8,000,000 shares, each of the shares having a par value of $0.20, all of which shares shall be Common Stock."

         4. All other provisions of the Restated Certificate of Incorporation not amended hereby shall remain unchanged and in full force and effect.

         This Amendment to the Restated Certificate of Incorporation was set forth in a resolution duly adopted by the Board of Directors which declares the adoption of the Amendment to be advisable and which ordered that the Amendment be considered by the stockholders of the Corporation entitled to vote thereon at the annual meeting held on July 2, 2002.

         Such Amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware by approval of the holders of a majority of the issued and outstanding shares of capital stock of the Corporation.

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         IN WITNESS WHEREOF, said EDUCATIONAL DEVELOPMENT CORPORATION has caused its corporate seal to be affixed hereto and the Amendment to be signed by its President and Secretary this 15th day of July, 2002.

                                             EDUCATIONAL DEVELOPMENT CORPORATION

ATTEST:

By /s/ W. Curtis Fossett                    By /s/ Randall W. White
   -----------------------------                ------------------------------
   W. Curtis Fossett, Secretary                 Randall W. White, President